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                                                                    EXHIBIT 10.6

                             VA LINUX SYSTEMS, INC.

                           FIRST AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

        This First Amended and Restated Registration Rights Agreement (this "Agreement") is made as of June 16, 1999 by and among VA Linux Systems, Inc., a California corporation having its principal executive offices at 1382 Bordeaux Drive, Sunnyvale, California 94089 (the "Company"), the purchasers of the Company's Series A Preferred Stock (the "Series A Purchasers") pursuant to that certain Series A Preferred Stock Purchase Agreement (the "Series A Agreement") dated as of October 30, 1998 among the Company and the Purchasers of shares of the Company's Series A Preferred Stock (the "Series A Preferred") and the purchasers of the Company's Series B Preferred Stock (the "Series B Purchasers" and, together with the Series A Purchasers, the "Purchasers") pursuant to that certain Series B Preferred Stock Purchase Agreement (the "Series B Agreement" and, together with the Series A Agreement, the "Purchase Agreements") dated of even date herewith among the Company and the Purchasers of shares of the Company's Series B Preferred Stock (the "Series B Preferred" and, together with the Series A Preferred, the "Preferred Stock").

                                    RECITALS

        WHEREAS, the Company and the Series B Purchasers have entered into the Series B Agreement pursuant to which the Company agreed to grant to the Series B Purchasers certain registration rights upon the terms hereinafter set forth;

        WHEREAS, the Company and the Series A Purchasers entered into that certain Registration Rights Agreement dated as of October 30, 1998 (the "Prior Agreement");

        WHEREAS, pursuant to Section 2.3 of the Prior Agreement, the Prior Agreement may be amended as set forth herein with the prior written consent of the Company and the holders of a majority of the Registrable Securities under such Prior Agreement; and

        WHEREAS, the Company and the Series A Purchasers desire to amend, restate and supersede in its entirety the Prior Agreement as set forth herein to modify certain provisions thereof and to include the Series B Purchasers hereunder.

        NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

                                    SECTION 1

        1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:



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                "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                "Conversion Stock" shall mean any and all shares of Common Stock of the Company issued or issuable upon conversion of the Series A Preferred or Series B Preferred.

                The terms "Holder" or "Holders" shall mean any person or persons to whom Registrable Securities were originally issued or qualifying transferees under subsection 1.12 hereof who hold Registrable Securities.

                "Initiating Holders" shall mean any Holder or Holders holding 14% or greater of the aggregate of the Registrable Securities then outstanding.

                "Registrable Securities" means (i) the Conversion Stock, (ii) any and all shares of Common Stock of the Company or other securities issued or issuable in respect of the Series A Preferred or Series B Preferred, and (iii) any and all shares of Common Stock or other securities issued or issuable upon any conversion of the Series A Preferred or Series B Preferred upon any stock split, stock dividend, recapitalization or similar event; provided, however, that all shares described in clauses (i) through (iii) above which have been resold to the public shall cease to be Registrable Securities upon such resale and any shares as to which registration rights have terminated pursuant to
Section 1.5 below shall cease to be Registrable Securities upon such termination.

                The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, normal audit expenses and the reasonable fees and disbursements of one counsel for all Holders selling Registrable Securities under such registration statement.

                "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 8.2 of the Series A Agreement and Series B Agreement.

                "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

        1.2 REQUESTED REGISTRATION.



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                (a) Request for Registration. If the Company shall receive from
Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to not less than 50% of the shares of Registrable Securities then held by such Initiating Holders (or any lesser percentage if the reasonably anticipated aggregate price to the public of such shares, net of underwriting discounts and commissions, would exceed $5,000,000), the Company shall:

                        (i) promptly (but not later than 10 days after its receipt of the written request from the Initiating Holders) give written notice of the proposed registration, qualification or compliance to all other Holders; and

                        (ii) as soon as practicable and, in any event, within 120 days of the receipt of such written request from the Initiating Holders, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company.

        Notwithstanding the foregoing to the contrary, the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.2:

                                (A) In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

                                (B) Prior to the earlier of (i) October 29,
2003, or (ii) six (6) months following the effective date of the Company's initial registration statement relating to an underwritten public offering of the Company's securities filed under the Securities Act (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Commission Rule 145 transaction); or

                                (C) Within six months after the effective date
of any other registration statement relating to an underwritten public offering of the Company's securities filed under the Securities Act; or

                                (D) After the Company has effected two such
registrations pursuant to this subparagraph 1.2(a), and such registrations have been declared or ordered effective; or

                                (E) If the Company, within ten days of the
receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect a filing of a registration



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statement with the Commission within 60 days of receipt of such request (other than with respect to a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase, or similar plan or a Commission Rule 145 transaction); or

                                (F) If the Company shall furnish to such Holders
a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.2 shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company shall not exercise such right more than once in any twelve month period.

                (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to
Section 1.2(a) hereof and the Company shall include such information in the written notice referred to in Section 1.2(a)(i) above. In such event, the right of any Holder to registration pursuant to Section 1.2(a) shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.2(b), and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

        The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this
Section 1.2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such offering. The Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

        If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may reasonably require.



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        If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the underwriter so agrees and the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

        1.3 COMPANY REGISTRATION.

        (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction, and (iii) the Company's initial registration statement filed in connection with a firm commitment underwritten public offering filed with the Commission pursuant to the Securities Act, the Company shall:

                        (i) promptly give to each Holder written notice thereof, and

                        (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company by any Holder.

                (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event the right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein.

                All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. In such event, the managing underwriter shall first limit or exclude up to all of the securities of holders (other than Holders) proposing to distribute their securities through such underwriting to be included in such registration and may thereafter limit or exclude up to all of the Registrable Securities to be included in such registration. The foregoing sentence notwithstanding, following the first such registration, the managing underwriter may limit the number of shares of Registrable Securities to be underwritten to not less than twenty percent (20%) of the shares included in the registration even if as a result the numbers of shares of securities offered by the Company is reduced. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated first among all



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Holders and thereafter to other holders, all such allocations being made in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and Common Stock held by such Holders and other holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares.

                If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

        1.4 REGISTRATION ON FORM S-3.

                (a) If any Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form. The Company will (i) promptly give written notice of the proposed registration to all other Holders and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder of Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company.

                (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.4 (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within 90 days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction or an offering solely to employees); (iii) within six months after the effective date of a registration statement filed in



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connection with the Company's initial public offering; (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future; or (v) more often than one (1) time during any twelve (12)-month period. With respect to the event described in clause (iv) in the immediately preceding sentence, the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file such registration by such Holder; provided, however, that the Company will not exercise such right more than once in any twelve month period.

        1.5 EXPIRATION OF REGISTRATION RIGHTS. The right of any Holder to request registration or inclusion in any registration pursuant to Sections 1.2,
1.3 and 1.4 shall terminate upon the earliest to occur of the following: (i) five (5) years following the effective date of the initial offering to the public of the Company's securities pursuant to a firm commitment registered underwriting pursuant to the Securities Act (an "Initial Public Offering"), (ii) any date on which there are no Registrable Securities outstanding, or (iii) such date after an Initial Public Offering as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.

        1.6 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the Closing Date, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless (i) such new registration rights, including standoff obligations, are on a pari passu basis with those rights of the Holders hereunder or (ii) such new registration rights, including standoff obligations, are subordinate to the registration rights granted Holders hereunder.

        1.7 EXPENSES OF REGISTRATION.

                (a) All Registration Expenses incurred in connection with (i) the registrations pursuant to Section 1.2, (ii) all registrations pursuant to
Section 1.3, and (iii) up to two (2) registrations pursuant to Section 1.4 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other Registration Expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

                (b) The Company shall not be required to pay for expenses of any registration proceeding begun pursuant to Section 1.2, the request for which is subsequently withdrawn by the Initiating Holders for reasons other than a material adverse change in the business or financial condition of the Company occurring prior to the effectiveness of such registration statement, in which case, such expenses shall be borne by the Holders of Registrable Securities requesting such withdrawal, pro rata on the basis of the number of shares of Registrable Securities so included in the registration request unless the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 1.2 in which event such right shall be forfeited by all Holders.



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        1.8 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its diligent best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days or until the Holder or Holders have completed the distribution relating thereto.

                (b) Prepare and file with the Commission such amendments and supplements to such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to 120 days.

                (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for 120 days.

                (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.



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                (i) Use its best efforts to furnish, at the request of any
Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                (j) In the event of any underwritten public offering, cooperate to the extent reasonably requested by the Holders requesting registration pursuant to this Section, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the Holder or the underwriters in connection therewith, and participate, to the extent reasonably requested by the managing underwriter for the offering or the Holders, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in "roadshow" meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company.

        1.9 INDEMNIFICATION.

                (a) To the extent permitted by law, the Company will indemnify and defend each Holder of Registrable Securities, each of such Holder's officers and directors and partners, and each person controlling such Holder, within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities, or actions in respect thereof (including any of the foregoing incurred in settlement of any litigation, commenced or threatened), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended, ("Exchange Act") or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law or alleged violation in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing, defending or settling any such claim,



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loss, damage, liability or action, as such expenses are incurred, provided, however, that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) and, provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter specifically for use therein.

                (b) To the extent permitted by law, each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and defend the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing, defending or settling any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided further, that the total amount for which any Holder shall be liable under this subsection 1.9(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

                (c) Each party entitled to indemnification under this Section
1.9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as



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provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.9 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to a conflict of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, which consent may be withheld in such Indemnified Party's sole discretion, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party, which consent shall not be unreasonably withheld.

                (d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall, to the extent permitted by applicable law, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided that in no event shall any contribution by a Holder hereunder exceed the aggregate proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                (e) The obligations of the Company and Holders under this
Section 1.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter in any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                (f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

        1.10 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 1.

        1.11 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the date that the Company becomes and remains subject to the reporting requirements of the Securities Act or the Exchange Act.

                (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

                (c) So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents filed by the Company with the Commission as a Holder may reasonably request in complying with any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

                (d) Use its best efforts to take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as reasonably practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective.

        1.12 TRANSFER OF RIGHTS. The rights to cause the Company to register securities granted Holders under Sections 1.2, 1.3 and 1.4 and the right to receive certain financial information about the Company granted to certain Holders pursuant to Section 1.14 may be assigned to a transferee or assignee of a Holder reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by a Holder provided that in each instance:
(i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such assignee or transferee acquires at least 729,927 shares of Series A Preferred or 1,094,890 shares of Registrable Securities issued in respect of the Series A Preferred (which number takes into account the 3-for-2 stock split of the Company's Common Stock effective as of March 30, 1999 and which shall be appropriately adjusted for any further stock splits, combinations, recapitalizations and the like) or 129,534 shares of Series B Preferred or 129,534 shares of Registrable Securities issued in respect of the Series B Preferred (appropriately adjusted for stock splits, combinations, recapitalizations and the like); (iii) the Company is given written notice by the Holder within a reasonable period of time after said transfer or assignment of such Registrable Securities, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; (iv) the transferee or assignee of such rights is not deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company; and (v) the transferee or assignee of such rights assumes in writing the obligations and liabilities of such Holder under this Agreement. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner or member of a Holder without compliance with item (ii) above.

        1.13 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date hereof, the Company shall not, without the prior written consent of the Holders (which consent will not be unreasonably withheld) of not less than a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to demand any registration or include such securities in any registration filed under subsections 1.2, 1.3 or 1.4 hereof if such inclusion would adversely affect the rights of any Holder (or any qualifying transferee under subsection 1.12) under such subsections, including reducing the number of shares of Registrable Securities of a Holder able to be included in any registration, or (b) to make a demand registration under Section 1.2 hereof which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a)(B) or within 120 days of the effective date of any registration effected pursuant to Section 1.2.

        1.14 FINANCIAL INFORMATION. With respect to each Purchaser, as long as each such Purchaser is a Purchaser of no less than 729,927 shares of Series A Preferred Stock or 1,094,890 shares of Registrable Securities issued in respect of the Series A Preferred (which numbers take into account the 3-for-2 stock split of the Company's Common Stock effective as of March 30, 1999 and which shall be appropriately adjusted for all further stock splits, dividends, subdivisions, combinations, recapitalizations and the like) or no less than 129,534 shares of Series B Preferred or Registrable Securities issued in respect of the Series B Preferred (appropriately adjusted for all stock splits, dividends, subdivisions, combinations, recapitalizations and the like), the Company will mail to each Purchaser:

                (a) As soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end such fiscal year and consolidated statements of income and surplus and consolidated statements of cash flows and of changes in financial position of the Company and its subsidiaries, if any, for such fiscal year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year (or, at the election of the Company, setting forth in comparative form the budgeted figures for the current fiscal year), all in reasonable detail and audited by independent public accountants of national standing selected by the Company and approved by the Board of Directors. Not later than thirty (30) days prior to the beginning of each fiscal year of the Company, the Company will deliver to each such Purchaser the Company's business plan and projected operating budget for the next fiscal year.

                (b) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within 45 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and surplus and consolidated statements of cash flows and changes in financial condition of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than for accompanying notes), subject to changes resulting from year-end audit adjustments, all in reasonable detail and signed by the principal financial or accounting officer of the Company.

                (c) Each Purchaser agrees that any information obtained by it pursuant to subsections 1.14(a) and 1.14(b) will not be disclosed to any person or entity without the prior written consent of the Company; provided, however, that such consent shall not be unreasonably withheld and that notwithstanding the foregoing, each Purchaser may disclose such information without the prior written consent of the Company to its partners, shareholders, legal counsel, professional accountants, associates or employees in order to evaluate this investment and as may be necessary to continue to evaluate the Company. Each Purchaser agrees that any recipient of information obtained by the Purchaser pursuant to subsections 1.14(b) and 1.14(b) shall agree to be bound by the provisions of this subsection 1.14(c) respect to such information. Each Purchaser's obligations under this subsection 1.14(c) shall not apply to any information which:

                        (i) was in the public domain at the time it was communicated to the Purchaser by the Company;

                        (ii) entered the public domain subsequent to the time it was communicated to the Purchaser through no fault of the Purchaser;

                        (iii) was in the Purchaser's possession free of any obligation of confidence at the time it was communicated to the Purchaser by the Company;

                        (iv) was rightfully communicated to the Purchaser by a third party free of any obligation of confidence subsequent to the time it was communicated to the Purchaser by the Company;

                        (v) was disclosed by the Purchaser in response to a valid order by a court or other governmental body, was otherwise required by law, or was necessary to establish the rights of either party under this Rights Agreement; or

                        (vi) was independently developed by the Purchaser without using the confidential information of the Company.

                (d) The covenants set forth in this Section 1.14 shall terminate and be of no further force or effect at such time as the Company is required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

        1.15 MARKET STANDOFF AGREEMENT. Each Holder agrees in connection with a public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, such Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration and those that the Holder purchases in the public market or from underwriters in the Company's initial public offering or any secondary or follow-on offering) without the prior written consent of the Company or such underwriters, as the case may be, which consent may be withheld in their sole and absolute discretion, for such period of time (not to exceed 180 days with respect to the initial public offering of the Company's Common Stock and 90 days with respect to any follow-on or secondary public offerings) from the effective date of such registration as may be reasonably requested by the underwriters, provided that the officers, directors of the Company who own securities of the Company and holders of 5% or more of the Company's outstanding equity securities also agree to such restrictions; provided however, that the restrictions imposed by this sentence shall not apply to to Holders in connection with any follow-on or secondary public offering following the second anniversary of the Company's initial public offering. Each Holder shall enter into such underwriter's standard form of agreement with respect to such restrictions in form satisfactory to the Company and such underwriter. The shares held by all constituent partners of any entity holding registration rights hereunder shall be bound by this standoff agreement. Without limiting the generality of the foregoing, Larry M. Augustin, the Company's President and Chief Executive Officer, hereby agrees that all shares of Common Stock owned by him as of the date hereof shall be subject to the terms and conditions of this
Section 1.15.

                                    SECTION 2

                             RIGHT OF FIRST REFUSAL

        2.1 New Issuances. The Company hereby grants to Holders of at least 100,000 shares of Preferred Stock or of 150,000 shares of Common Stock issued on conversion of such number of shares of Series A Preferred Stock and/or of 100,000 shares of Common Stock issued on conversion of such number of shares of Series B Preferred Stock (as such numbers are adjusted for any stock splits, stock dividends, recapitalizations and the like), the right of first refusal (the "Right of First Refusal") (and to the transferees and assignees of such Holders so long as such transferees hold the requisite number of shares of Preferred Stock or Common Stock set forth above)to purchase a Pro Rata Share (hereinafter defined) (rounded to the next lowest number) of all (or any part) of any "New Securities" (as defined in Section 2.1(a)) that the Company may, from time to time propose to sell and issue. The term "Pro Rata Share", for purposes of this Right of First Refusal, is the ratio of the number of shares of Preferred Stock (calculated on an as-converted into Common Stock basis) then owned by such Holder to the total number of shares of Common Stock outstanding immediately prior to such issuance calculated on a fully diluted basis (i.e., as if all securities convertible into or exercisable for Common Stock had been fully converted into or exercised for shares of Common Stock immediately prior to such issuances). This right of first refusal shall be subject to the following provisions:

                (a) "New Securities" shall mean any Common Stock and Preferred Stock of the Company whether or not authorized on the date hereof, and rights, options, or warrants to purchase Common Stock or Preferred Stock and equity securities of any type whatsoever that are, or may become, convertible into Common Stock or Preferred Stock; provided, however, that "New Securities" does not include the following:

                        (i) issuances of (A) shares of the Company's Common Stock issued upon conversion of the Preferred Stock and (B) any other securities issued in respect of the Preferred Stock, or the Common Stock issued upon conversion of the Preferred Stock, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event;

                        (ii) securities of the Company issued pursuant to the acquisition of a business by the Company by merger, purchase of assets, or other acquisition, recapitalization, reorganization or reincorporation approved by the Board of Directors;

                        (iii) securities of the Company issued in connection with equipment lease transactions, loan guarantees, commercial loans, bank financing transactions or technology licenses approved by the Board of Directors;

                        (iv) shares of Common Stock, or options to purchase shares of Common Stock, issued or granted to officers, directors, employees and consultants of the Company pursuant to stock plans and option plans or other arrangements approved by the Board of Directors;

                        (v) shares of Common Stock or preferred stock issued in connection with any stock split, stock dividend, or recapitalization by the Company;

                        (vi) securities of the Company issued pursuant to a joint venture arrangement or other strategic financing arrangement, so long as such issuance is not primarily for equity financing purposes and is approved by the Board of Directors; and

                        (vii) securities offered to the public pursuant to an offering registered under the Securities Act.

                (b) In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Holder who has the Right of First Refusal written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Holder who has the Right of First Refusal shall have ten (10) business days after receipt of such notice to agree to purchase its Pro Rata Share of such New

Securities at the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

                (c) Each holder of shares of the Company's New Securities issued after the date hereof who is not already a party to the following agreements shall be added as a party to (i) the First Amended and Restated Voting Agreement of even date herewith (the "Voting Agreement"), as a "Shareholder" (and all shares of the Company's stock held by such "Shareholder" shall become shares subject to the Voting Agreement) and (ii) the Series B Shareholders' Agreement of even date herewith (the "Shareholder's Agreement") as a "Purchaser" (and all shares of the Company's stock held by such "Purchaser" shall become shares subject to and shall be bound by the Shareholders' Agreement) and each Holder shall be bound by and entitled to the terms and conditions therein by the execution of a signature page to each such agreement, which execution shall occur upon issuance of such New Securities to such Holder.

                (d) In the event that the Holders who have the Right of First Refusal fail to exercise in full the Right of First Refusal within the ten (10) business day period specified above, (a "Nonpurchasing Holder"), then such Nonpurchasing Holder shall forfeit the right hereunder to purchase that part of its Pro Rata Share of such New Securities that it did not so agree to purchase and the Company shall promptly give each Holder (if any) who has timely agreed to purchase its full Pro Rata Share of such offering of New Securities (a "Purchasing Holder") written notice of the failure of any Nonpurchasing Holder to purchase such Nonpurchasing Holder's full Pro Rata Share of such offering of New Securities (the "Overallotment Notice"). Each Purchasing Holder shall have a right of overallotment such that such Purchasing Holder may agree to purchase a portion of the Nonpurchasing Holders' unpurchased Pro Rata Share of such offering on a pro rata basis according to the relative Pro Rata Shares of the Purchasing Holders at any time within ten (10) business days after receiving the Overallotment Notice. In the event that the Holders fail to exercise in full the right of first refusal within the ten (10) (plus ten (10)) business day period specified above, the Company shall have ninety (90) days to sell (or enter into an agreement to sell) the New Securities respecting which the rights of the Holders who have the Right of First Refusal were not exercised at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold (or entered into an agreement to sell) the New Securities within such ninety (90) day period the Company shall not thereafter issue or sell any New Securities, without first offering such New Securities to the Holders who have the Right of First Refusal in the manner provided above.

                (e) This Right of First Refusal may be transferred or assigned by a Holder to (i) a transferee or assignee of at least 100,000 shares of the Preferred Shares, or of Common Stock issued on conversion of such number of the Preferred Stock, (ii) to any constituent partner of a Holder, and (iii) to such Holder's family trusts, living trusts, or other estate planning entities, provided in each instance that (x) the Company is given written notice by the Holder within five (5) business days of said transfer or assignment of such Preferred Stock, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being transferred or assigned; (y) the transferee or assignee of such rights is not deemed by the Board of Directors of the Company, in its sole discretion, to be a competitor of the Company; and (z) the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement, the Voting Agreement and the Shareholders' Agreement of even date herewith.

                (f) This Right of First Refusal shall terminate as to any Holder (or any transferee or assignee of such Holder) at such time as such Holder ceases to own at least 100,000 shares of Preferred Stock or shares of Common Stock issued upon conversion of at least 100,000 shares of Preferred Stock.

                (g) This Right of First Refusal shall terminate (i) immediately before the closing of the Company's initial public offering, or (ii) upon (A) the acquisition of all or substantially all the assets of the Company or (B) an acquisition of the Company by another corporation or entity by consolidation or merger that results in the transfer of 50% or more of the outstanding voting power of the Company, provided that such acquisition, merger or consolidation is approved by the Board of Directors.

                                    SECTION 3

                                  MISCELLANEOUS

        3.1 GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of California.

        3.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        3.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of a majority of the Registrable Securities may, with the Company's prior written consent, waive, modify or amend on behalf of all holders, any provisions hereof.

        3.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to any holder of any Registrable Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such shares who has so furnished an address to the Company or (b) if to the Company, one copy should be sent to its address set forth above and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the holders.

        Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally or by messenger, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

        3.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all parties to this Agreement, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

        3.6 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

        3.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

        3.8 AGGREGATION OF STOCK. All shares of Preferred Stock and Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.


                             [Signatures to follow.]

        This First Amended and Restated Registration Rights Agreement is hereby executed as of the date first above written.

                                        COMPANY:

                                        VA LINUX SYSTEMS, INC.

                                        By: /s/ LARRY M. AUGUSTIN
                                           -------------------------------------

                                        Name: Larry M. Augustin
                                             -----------------------------------

                                        Title: President
                                              ----------------------------------



                [Signature Page to Registration Rights Agreement]

                                        SERIES A PURCHASERS:

                                        SEQUOIA CAPITAL VIII
                                        SEQUOIA INTERNATIONAL TECHNOLOGY
                                            PARTNERS VIII
                                        SEQUOIA INTERNATIONAL TECHNOLOGY
                                             PARTNERS VIII(Q)

                                        By: SC VIII Management, LLC
                                            a California limited liability
                                            company
                                        Its: General partner

                                        By: [Signature illegible]
                                           -------------------------------------

                                        Its: Managing Member
                                            ------------------------------------


                                        CMS PARTNERS LLC
                                        SEQUOIA 1997

                                        By: [Signature illegible]
                                           -------------------------------------

                                        STANFORD UNIVERSITY

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------



                [Signature Page to Registration Rights Agreement]

                                        WS INVESTMENT COMPANY 98B

                                        By: /s/ JUDITH M. O'BRIEN
                                           -------------------------------------

                                        Name: Judith M. O'Brien
                                             -----------------------------------

                                        Title: General Partner
                                              ----------------------------------

                                        VLG INVESTMENTS 1998

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        BARTON INVESTMENTS, LLC

                                        By:
                                           -------------------------------------

                                        Name: Harris Barton
                                             -----------------------------------

                                        Its: Managing Member
                                            ------------------------------------

                                        JONES LIVING TRUST, DTD 7/27/90

                                        By:
                                           -------------------------------------

                                        Name: Brent Jones, Trustee
                                             -----------------------------------

                                        By:
                                           -------------------------------------

                                        Name: Dana Jones, Trustee
                                             -----------------------------------



                [Signature Page to Registration Rights Agreement]

                                        WS INVESTMENT COMPANY 98B

                                        By:
                                           -------------------------------------

                                        Name: Judith M. O'Brien
                                             -----------------------------------

                                        Title: General Partner
                                              ----------------------------------

                                        VLG INVESTMENTS 1998

                                        By: /s/ ELIAS J. BLAWIE
                                           -------------------------------------

                                        Name: Elias J. Blawie
                                             -----------------------------------

                                        Title: Managing Partner
                                              ----------------------------------

                                        BARTON INVESTMENTS, LLC

                                        By:
                                           -------------------------------------

                                        Name: Harris Barton
                                             -----------------------------------

                                        Its: Managing Member
                                            ------------------------------------

                                        JONES LIVING TRUST, DTD 7/27/90

                                        By:
                                           -------------------------------------

                                        Name: Brent Jones, Trustee
                                             -----------------------------------

                                        By:
                                           -------------------------------------

                                        Name: Dana Jones, Trustee
                                             -----------------------------------



                [Signature Page to Registration Rights Agreement]

                                        WS INVESTMENT COMPANY 98B

                                        By:
                                           -------------------------------------

                                        Name: Judith M. O'Brien
                                             -----------------------------------

                                        Title: General Partner
                                              ----------------------------------

                                        VLG INVESTMENTS 1998

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        BARTON INVESTMENTS, LLC

                                        By: /s/ HARRIS BARTON
                                           -------------------------------------

                                        Name: Harris Barton
                                             -----------------------------------

                                        Its: Managing Member
                                            ------------------------------------

                                        JONES LIVING TRUST, DTD 7/27/90

                                        By:
                                           -------------------------------------

                                        Name: Brent Jones, Trustee
                                             -----------------------------------

                                        By:
                                           -------------------------------------

                                        Name: Dana Jones, Trustee
                                             -----------------------------------



                [Signature Page to Registration Rights Agreement]

                                        THOMAS A. VARDELL

                                        By:
                                           -------------------------------------

                                        Name: Thomas A. Vardell
                                             -----------------------------------

                                        JSY ENTERPRISES

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        JEFF ALLEN

                                        By: /s/ JEFF ALLEN
                                           -------------------------------------

                                        Name: Jeff Allen
                                             -----------------------------------

                                        EDMUND S. RUFFIN

                                        By:
                                           -------------------------------------

                                        Name: Edmund S. Ruffin, Jr.
                                             -----------------------------------

                                        LARRY M. AUGUSTIN

                                        By:
                                           -------------------------------------

                                        Name: Larry M. Augustin
                                             -----------------------------------



                [Signature Page to Registration Rights Agreement]

                                        THOMAS A. VARDELL

                                        By:
                                           -------------------------------------

                                        Name: Thomas A. Vardell
                                             -----------------------------------

                                        JSY ENTERPRISES

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Its:
                                            ------------------------------------

                                        JEFF ALLEN

                                        By:
                                           -------------------------------------

                                        Name: Jeff Allen
                                             -----------------------------------

                                        EDMUND S. RUFFIN

                                        By: /s/  EDMUND S. RUFFIN, JR.
                                           -------------------------------------

                                        Name: Edmund S. Ruffin, Jr.
                                             -----------------------------------

                                        LARRY M. AUGUSTIN

                                        By:
                                           -------------------------------------

                                        Name: Larry M. Augustin
                                             -----------------------------------



                [Signature Page to Registration Rights Agreement]

                                        THOMAS A. VARDELL

                                        By:
                                           -------------------------------------

                                        Name: Thomas A. Vardell
                                             -----------------------------------

                                        JSY ENTERPRISES

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Its:
                                            ------------------------------------

                                        JEFF ALLEN

                                        By:
                                           -------------------------------------

                                        Name: Jeff Allen
                                             -----------------------------------

                                        EDMUND S. RUFFIN

                                        By:
                                           -------------------------------------

                                        Name: Edmund S. Ruffin, Jr.
                                             -----------------------------------

                                        LARRY M. AUGUSTIN

                                        By: /s/ LARRY M. AUGUSTIN
                                           -------------------------------------

                                        Name: Larry M. Augustin
                                             -----------------------------------



                [Signature Page to Registration Rights Agreement]

                                        INTEL CORPORATION

                                        By: [Signature illegible]
                                           -------------------------------------

                                        Name: [illegible]
                                             -----------------------------------

                                        Title: [illegible]
                                              ----------------------------------

                                        O'BRIEN FAMILY TRUST

                                        By:
                                           -------------------------------------

                                        Name: Judith M. O'Brien
                                             -----------------------------------

                                        Its: Trustee
                                           -------------------------------------

                                        CARL REDFIELD

                                        By:
                                           -------------------------------------

                                        Name: Carl Redfield
                                             -----------------------------------



                [Signature Page to Registration Rights Agreement]

                                        INTEL CORPORATION

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        O'BRIEN FAMILY TRUST

                                        By: /s/ JUDITH M. O'BRIEN
                                           -------------------------------------

                                        Name: Judith M. O'Brien
                                             -----------------------------------

                                        Its: Trustee
                                           -------------------------------------

                                        CARL REDFIELD

                                        By:
                                           -------------------------------------

                                        Name: Carl Redfield
                                             -----------------------------------



                [Signature Page to Registration Rights Agreement]

                                        INTEL CORPORATION

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        O'BRIEN FAMILY TRUST

                                        By:
                                           -------------------------------------

                                        Name: Judith M. O'Brien
                                             -----------------------------------

                                        Its: Trustee
                                           -------------------------------------

                                        CARL REDFIELD

                                        By: /s/ CARL REDFIELD
                                           -------------------------------------

                                        Name: Carl Redfield
                                             -----------------------------------



                [Signature Page to Registration Rights Agreement]

                                        SERIES B PURCHASERS:
                                        Capital Research and Management Company
                                        on behalf of

                                        SMALLCAP World Fund, Inc.

                                        By: /s/ DOREEN L. GEE
                                           -------------------------------------
                                           Doreen L. Gee

                                        Its: Vice President
                                            ------------------------------------

                                        SILICON GRAPHICS, INC.

                                        Silicon Graphics, Inc.,

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        LEHMAN BROTHERS VENTURE
                                        CAPITAL PARTNERS L.P.

                                        By: Lehman Brothers Venture
                                            Associates Inc.
                                        Its: General Partner

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------



                [Signature Page to Registration Rights Agreement]

                                        SERIES B PURCHASERS:
                                        SMALLCAP WORLD FUND

                                        SMALLCAP World Fund

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        SILICON GRAPHICS, INC.

                                        Silicon Graphics, Inc.,

                                        By: [Signature illegible]
                                           -------------------------------------

                                        Its: Sr. VP and Chief Financial Officer
                                            ------------------------------------

                                        LEHMAN BROTHERS VENTURE
                                        CAPITAL PARTNERS L.P.

                                        By:  Lehman Brothers Venture
                                             Associates Inc.
                                        Its: General Partner

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------



                [Signature Page to Registration Rights Agreement]

                                        SERIES B PURCHASERS:
                                        SMALLCAP WORLD FUND

                                        SMALLCAP World Fund

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        SILICON GRAPHICS, INC.

                                        Silicon Graphics, Inc.,

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        LEHMAN BROTHERS VENTURE
                                        PARTNERS L.P.

                                        By:  Lehman Brothers Venture
                                             Associates Inc.
                                        Its: General Partner

                                        By: [Signature illegible]
                                           -------------------------------------

                                        Its: Vice President
                                            ------------------------------------



                [Signature Page to Registration Rights Agreement]

                                        LEHMAN BROTHERS VENTURE
                                        CAPITAL PARTNERS I, L.P.

                                        By:  LB I Group Inc.
                                        Its: General Partner

                                        By: [Signature illegible]
                                           -------------------------------------

                                        Its: [Illegible]
                                            ------------------------------------

                                        LEHMAN BROTHERS VC PARTNERS L.P.

                                        By:  LB I Group Inc.
                                        Its: General Partner

                                        By: [Signature illegible]
                                           -------------------------------------

                                        Its: [Illegible]
                                            ------------------------------------

                                        INTEL CORPORATION

                                        Intel Corporation

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------



                [Signature Page to Registration Rights Agreement]

                                        LEHMAN BROTHERS VENTURE
                                        CAPITAL PARTNERS I, L.P.

                                        By: LB I Group Inc.
                                        Its: General Partner

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        LEHMAN BROTHERS VC PARTNERS L.P.

                                        By:  LB I Group Inc.
                                        Its: General Partner

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        INTEL CORPORATION

                                        Intel Corporation

                                        By: /s/ SATISH RISHI
                                           -------------------------------------
                                        Satish Rishi

                                        Its: Assistant Treasurer International
                                             Intel Corporation
                                            ------------------------------------



                [Signature Page to Registration Rights Agreement]

                                        SEQUOIA CAPITAL

                                        Sequoia Capital VIII

                                        Sequoia International Technology
                                            Partners VIII
                                        Sequoia International Technology
                                            Partners VIII (Q)

                                        By: SC VIII Management, LLC
                                            a California limited
                                            liability company
                                        Its:  General Partner

                                        By: [Signature illegible]
                                           -------------------------------------
                                           Managing Member

                                        CMS Partners LLC
                                        Sequoia 1997

                                        By: [Signature illegible]
                                           -------------------------------------

                                        SUMITOMO CORPORATION

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        PRESIDIO VENTURE PARTNERS, LLC

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------



                [Signature Page to Registration Rights Agreement]

                                        SEQUOIA CAPITAL

                                        Sequoia Capital VIII

                                        Sequoia International Technology
                                            Partners VIII
                                        Sequoia International Technology
                                            Partners VIII (Q)

                                        By: SC VIII Management, LLC
                                            a California limited
                                            liability company
                                        Its:  General Partner

                                        By:
                                           -------------------------------------
                                           Managing Member

                                        CMS Partners LLC
                                        Sequoia 1997

                                        By:
                                           -------------------------------------

                                        SUMITOMO CORPORATION

                                        By: /s/ SHIGEO KURIMOTO
                                           -------------------------------------
                                           Shigeo Kurimoto

                                        Its: General Manager, Information
                                             Electronics Dept.
                                            ------------------------------------

                                        PRESIDIO VENTURE PARTNERS, LLC

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------



                [Signature Page to Registration Rights Agreement]

                                        SEQUOIA CAPITAL

                                        Sequoia Capital VIII

                                        Sequoia International Technology
                                            Partners VIII
                                        Sequoia International Technology
                                            Partners VIII (Q)

                                        By: SC VIII Management, LLC
                                            a California limited
                                            liability company
                                        Its:  General Partner

                                        By:
                                           -------------------------------------
                                            Managing Member

                                        CMS Partners LLC
                                        Sequoia 1997

                                        By:
                                           -------------------------------------

                                        SUMITOMO CORPORATION

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        PRESIDIO VENTURE PARTNERS, LLC

                                        By: /s/ HASIYUKI ABE
                                           -------------------------------------
                                           Hasiyuki Abe

                                        Its: President
                                            ------------------------------------



                [Signature Page to Registration Rights Agreement]

                                        PACIFIC TECHNOLOGY VENTURES USA, L.P.

                                        Pacific Technology Ventures USA, L.P.

                                        By: IDG Ventures, LLC
                                        Its: General Partner

                                        By: /s/ KIMBERLY DAVIS
                                           -------------------------------------
                                              Kimberly Davis, Managing Member

                                        SYNNEX CORPORATION

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        WR HAMBRECHT & COMPANY

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------



                [Signature Page to Registration Rights Agreement]

                                        PACIFIC TECHNOLOGY VENTURES USA, L.P.

                                        Pacific Technology Ventures USA, L.P.

                                        By: IDG Ventures, LLC
                                        Its: General Partner

                                        By:
                                           -------------------------------------
                                              Kimberly Davis, Managing Member

                                        SYNNEX INFORMATION TECHNOLOGIES, INC.

                                        By: [Signature illegible]
                                           -------------------------------------

                                        Its: President/CEO
                                            ------------------------------------

                                        W.R. HAMBRECHT/VA RESEARCH, LLC

                                        W.R. Hambrecht/VA Research, LLC

                                        By:  W.R. Hambrecht/VA Research
                                             Management, LLC
                                        Its: Managing member

                                        By:
                                           -------------------------------------
                                                  a managing member



                [Signature Page to Registration Rights Agreement]

                                        PACIFIC TECHNOLOGY VENTURES USA, L.P.

                                        Pacific Technology Ventures USA, L.P.

                                        By: IDG Ventures, LLC
                                        Its: General Partner

                                        By:
                                           -------------------------------------
                                              Kimberly Davis, Managing Member

                                        SYNNEX INFORMATION TECHNOLOGIES, INC.

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        W.R. HAMBRECHT/VA RESEARCH, LLC

                                        W.R. Hambrecht/VA Research, LLC

                                        By:  W.R. Hambrecht/VA Research
                                             Management, LLC
                                        Its: Managing member

                                        By:[Signature illegible]
                                           -------------------------------------
                                                  a managing member



                [Signature Page to Registration Rights Agreement]

                                        WS INVESTMENT COMPANY 99A

                                        WS Investment Company 99A

                                        By: /s/ JUDITH M. O'BRIEN
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        O'BRIEN FAMILY TRUST

                                        Judith M. O'Brien, Trustee of the
                                        O'Brien Family Trust

                                        By: /s/ JUDITH M. O'BRIEN
                                           -------------------------------------
                                           Judith M. O'Brien, Trustee

                                        IRWIN GROSS

                                        By:
                                           -------------------------------------

                                        DAVID FRAZEE

                                        By:
                                           -------------------------------------

                                        LAUREN BORO

                                        By:
                                           -------------------------------------



                [Signature Page to Registration Rights Agreement]

                                        WS INVESTMENT COMPANY 99A

                                        WS Investment Company 99A

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        O'BRIEN FAMILY TRUST

                                        Judith M. O'Brien, Trustee of the
                                        O'Brien Family Trust

                                        By:
                                           -------------------------------------
                                           Judith M. O'Brien, Trustee

                                        IRWIN GROSS

                                        By: /s/ IRWIN GROSS
                                           -------------------------------------

                                        DAVID FRAZEE

                                        By:
                                           -------------------------------------

                                        LAUREN BORO

                                        By:
                                           -------------------------------------



                [Signature Page to Registration Rights Agreement]

                                        WS INVESTMENT COMPANY 99A

                                        WS Investment Company 99A

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        O'BRIEN FAMILY TRUST

                                        Judith M. O'Brien, Trustee of the
                                        O'Brien Family Trust

                                        By:
                                           -------------------------------------
                                           Judith M. O'Brien, Trustee

                                        IRWIN GROSS

                                        By:
                                           -------------------------------------

                                        DAVID FRAZEE

                                        By: /s/ DAVID FRAZEE
                                           -------------------------------------

                                        LAUREN BORO

                                        By:
                                           -------------------------------------



                [Signature Page to Registration Rights Agreement]

                                        WS INVESTMENT COMPANY 99A

                                        WS Investment Company 99A

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        O'BRIEN FAMILY TRUST

                                        Judith M. O'Brien, Trustee of the
                                        O'Brien Family Trust

                                        By:
                                           -------------------------------------
                                           Judith M. O'Brien, Trustee

                                        IRWIN GROSS

                                        By:
                                           -------------------------------------

                                        DAVID FRAZEE

                                        By:
                                           -------------------------------------

                                        LAUREN BORO

                                        By: /s/ LAUREN BORO
                                           -------------------------------------



                [Signature Page to Registration Rights Agreement]

                                        VLG INVESTMENTS 1999
                                        VLG Investments 99

                                        By: /s/ ELIAS J. BLAWIE
                                           -------------------------------------
                                           Elias J. Blawie

                                        Its: Managing Partner
                                            ------------------------------------
                                        EDMUND S. RUFFIN, JR.

                                        By:
                                           -------------------------------------

                                        FRANCIE JOHNSTON

                                        By:
                                           -------------------------------------



                [Signature Page to Registration Rights Agreement]

                                        VLG INVESTMENTS 1999
                                        VLG Investments 99

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        EDMUND S. RUFFIN, JR.

                                        By: /s/ EDMUND S. RUFFIN, JR.
                                           -------------------------------------

                                        FRANCIE JOHNSTON

                                        By:
                                           -------------------------------------



                [Signature Page to Registration Rights Agreement]

                                        VLG INVESTMENTS 1999
                                        VLG Investments 99

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        EDMUND S. RUFFIN, JR.

                                        By:
                                           -------------------------------------

                                        FRANCIE JOHNSTON

                                        By: /s/ FRANCIE JOHNSTON
                                           -------------------------------------



                [Signature Page to Registration Rights Agreement]